AMENDMENT NO. 2 TO INDEMNIFICATION AGREEMENT


                  THIS AMENDMENT NO. 2 to the Indemnification Agreement is made
as of the   1st day of November, 2002 (as supplemented or modified from time to time, this "Agreement") by and among AJG Financial Services, Inc., by its Vice President, General Counsel, as agent (the "Major Shareholder Agent") for Bernard
J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., ("AJG") Environmental Opportunities Fund (for itself and as successor to) Environmental Opportunities Fund Cayman, Fredric Rose, M&R Associates, Martin F. Laughlin, Richard J. Augustine and Michael J. Carolan (each, an "Initial Major Shareholder"), Stephen Rosenberg, Zahren Alternative Power Corporation, a Delaware corporation ("ZAPCO "), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Indemnification Agreement (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto, the Initial Major Shareholders and USE Acquisition Corp, which was merged into ZAPCO, have previously entered into that certain Indemnification Agreement dated as of November 28, 2000 (as amended by Amendment No. 1 dated as of May 11, 2001, the "Indemnification Agreement");

                  WHEREAS, the parties hereto now wish to amend the Indemnification Agreement:

                  NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Section 4(a)(i) of the Indemnification Agreement is hereby amended by deleting the existing section in its entirety and inserting in its place the following section:

                    i. unless a Notice of Claim (as defined herein) has been delivered to the Major Shareholders, on or prior to the date which is twenty one months after the Closing Date provided that notwithstanding anything to the contrary in this Section 4(a)(i) Notices of Claim arising from or relating to breaches of Section 3.10, 3.17 and 3.20 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date;

            2. Clause (i) in Section 4(a) of the Indemnification Agreement following "The ZAPCO Indemnitees shall not be entitled to recover under Section 3(b):" is hereby amended by deleting the existing clause in its entirety and inserting in its place the following clause:

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                    i. unless a Notice of Claim (as defined herein) has been
         delivered to the Beneficiaries, on or prior to the date which is twenty one months after the Closing Date except that Notices of Claim arising from or relating to the breaches of Sections 4.09, 4.15 and 4.18 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date;

3. Except as amended hereby, the Indemnification Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be Executed as of the date first written above.

                                      U.S. ENERGY BIOGAS CORPORATION

                                      By: /s/Frank Fitzgerald
                                             ----------------
                                      Name:  Frank Fitzgerald
                                      Title: Treasurer

                                       MAJOR SHAREHOLDER AGENT:


                                      By: /s/ John C. Rosengren
                                              -------------------
                                         Name:  John C. Rosengren
                                         Title: Vice President &
                                                General Counsel for
                                                AJG Financial Services, Inc.


                                      CINERGY ENERGY SOLUTIONS, INC.:


                                      By: /s/  Donna Robichaud
                                               ---------------
                                         Name: Donna Robichaud
                                         Title:Vice President


                                      U.S. ENERGY SYSTEMS, INC.:

                                      By: /s/   Goran Mornhed
                                              -------------------------
                                          Name: Goran Mornhed
                                         Title: Chief Executive Officer